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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  February 14, 2001



                       Leap Wireless International, Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                         0-29752                            33-0811062
(State or Other Jurisdiction       (Commission File Number)      (I.R.S. Employer Identification No.)
      of Incorporation)
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     10307 Pacific Center Court, San Diego, California                92121
         (Address of Principal Executive Offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (858) 882-6000
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     This Current Report on Form 8-K is filed by Leap Wireless International,
Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS.

     On February 14, 2001, the Company announced its earnings for the fiscal year ended December 31, 2000 in a press release, dated February 14, 2001, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  EXHIBITS.

(c)     Exhibits.

          Exhibit
          Number                        Description of Exhibit
          -------                       ----------------------
          99.1           The Company's press release, dated February 14, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2001                    LEAP WIRELESS INTERNATIONAL, INC.



                                        By:  /s/ JAMES E. HOFFMANN
                                             -----------------------------
                                             James E. Hoffmann
                                             Senior Vice President, General
                                             Counsel and Secretary
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                                 EXHIBIT INDEX

          Exhibit
          Number                        Description of Exhibit
          -------                       ----------------------
          99.1           The Company's press release, dated February 14, 2001.